EXHIBIT 24.1

POWER OF ATTORNEY

POWER OF ATTORNEY OF COMPANY DIRECTOR

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful agents and attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2009, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument. This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the agents and attorneys-in-fact the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, each of the undersigned principals, has executed this Power of Attorney on the date indicated opposite his or her name.

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/s/ John Seely Brown	February 3, 2010
JOHN SEELY BROWN	Director

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared John Seely Brown, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ Robert F. Cummings, Jr.	February 3, 2010
ROBERT F. CUMMINGS, JR.	Director

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared Robert F. Cummings, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ James B. Flaws	February 3, 2010
JAMES B. FLAWS	Vice Chairman and Chief Financial Officer

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared James B. Flaws, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ Gordon Gund	February 3, 2010
GORDON GUND	Director

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared Gordon Gund, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ Carlos M. Gutierrez	February 3, 2010
CARLOS M. GUTIERREZ	Director

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared Carlos M. Gutierrez, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ Kurt M. Landgraf	February 3, 2010
KURT M. LANDGRAF	Director

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared Kurt M. Landgraf, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ James J. O’Connor	February 3, 2010
JAMES J. O’CONNOR	Director

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared James J. O’Connor, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ Deborah D. Rieman	February 3, 2010
DEBORAH D. RIEMAN	Director

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared Deborah D. Rieman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ H. Onno Ruding	February 3, 2010
H. ONNO RUDING	Director

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared H. Onno Ruding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ William D. Smithburg	February 3, 2010
WILLIAM D. SMITHBURG	Director

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared William D. Smithburg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ Hansel E. Tookes, II	February 3, 2010
HANSEL E. TOOKES, II	Director

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared Hansel E. Tookes, II, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ Peter F. Volanakis	February 3, 2010
PETER F. VOLANAKIS	Chief Operating Officer

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared Peter F. Volanakis, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ Wendell P. Weeks	February 3, 2010
WENDELL P. WEEKS	Chairman and Chief Executive Officer

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared Wendell P. Weeks, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ Mark S. Wrighton	February 3, 2010
MARK S. WRIGHTON	Director

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared Mark S. Wrighton, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

IN WITNESS WHEREOF, each of the undersigned agents, has executed this Power of Attorney on the date indicated opposite his name.

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/s/ James B. Flaws	February 3, 2010
JAMES B. FLAWS	Agent and Attorney-in-Fact

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared James B. Flaws, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ Vincent P. Hatton	February 3, 2010
VINCENT P. HATTON	Agent and Attorney-in-Fact

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared Vincent P. Hatton, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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/s/ R. Tony Tripeny	February 3, 2010
R. TONY TRIPENY	Agent and Attorney-in-Fact

State of New York	)

County of New York	) ss.:

On the 3rd day of February in the year before me, the undersigned, personally appeared R. Tony Tripeny, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Sherry L. Smith
Notary Public

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